                                                       ACCUMULATOR SELECT (IRA)
                                 COMBINED GUARANTEED MINIMUM INCOME BENEFIT AND
                                               GUARANTEED MINIMUM DEATH BENEFIT


                                      DATA


PART A -- THIS PART LISTS YOUR PERSONAL DATA.


OWNER:      JOHN DOE

ANNUITANT:  JOHN DOE                                  Age: 60   Sex: Male

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 7625

CERTIFICATE NUMBER:  00000

     ENDORSEMENTS ATTACHED:  Minimum Income Benefit Endorsement
                             Endorsement Applicable to Non-Qualified
                             Certificates
                             Endorsement Applicable to Market Value Adjustment Terms
                             Rider to Endorsement Applicable to Market Value Adjustment Terms

     ISSUE DATE:     May 1, 1997

     CONTRACT DATE:  May 1, 1997

ANNUITY COMMENCEMENT DATE:  August 22, 2027

     THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.
     The Annuity Commencement Date may not be later than the Processing Date which follows the Annuitant's 90th birthday.

BENEFICIARY:  JANE DOE

SUCCESSOR OWNER/ANNUITANT:  JANE DOE

                                                      Data page 1

PART B -- THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE. INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02): $25,000.00
INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.

INVESTMENT OPTIONS                                ALLOCATION (SEE SECTION 3.01)
------------------                                -----------------------------

o  EQ/PUTNAM GROWTH & INCOME FUND
o  EQ/PUTNAM INVESTORS GROWTH FUND
o  EQ/PUTNAM INTERNATIONAL EQUITY FUND
o  MFS RESEARCH FUND
o  MFS EMERGING GROWTH COMPANIES FUND
o  ALLIANCE MONEY MARKET FUND
o  ALLIANCE HIGH YIELD FUND
o  ALLIANCE COMMON STOCK FUND
o  ALLIANCE AGGRESSIVE STOCK FUND
o  ALLIANCE SMALL CAP GROWTH FUND
o  GUARANTEE PERIODS (CLASS I)

     EXPIRATION DATE AND GUARANTEED RATE

     FEBRUARY 15, 1998
     FEBRUARY 15, 1999
     FEBRUARY 15, 2000
     FEBRUARY 15, 2001
     FEBRUARY 15, 2002
     FEBRUARY 15, 2003
     FEBRUARY 15, 2004
     FEBRUARY 15, 2005
     FEBRUARY 15, 2006
     FEBRUARY 15, 2007
                                                  ----------------------
                                                  TOTAL:      $25,000.00


Investment Options shown are Investment Funds of our Separate Account No. 49 and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

                                                      Data page 2

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01):    Not available under this
                                                   Certificate

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): (See Data pages, Part C; Allocation Restrictions)

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Except as indicated below, your initial and any subsequent Contributions are allocated according to your instructions.

If you select Principal Assurance a portion of your initial Contribution is allocated by us to a Guarantee Period you have selected. The remaining portion of your initial Contribution is allocated to the Investment Funds according to your instructions. Any subsequent Contributions will be allocated according to your instructions. (See Data pages, Part C; Allocation Restrictions)

[APPLICABLE IF SPECIAL DOLLAR COST AVERAGING IS ELECTED]
Under the Special Dollar Cost Averaging program your initial Contribution is allocated by us to the Alliance Money Market Fund. Thereafter, amounts will be transferred monthly over a twelve month period from the Alliance Money Market Fund to the other Investment Funds based on the percentages you selected. Any subsequent Contributions will be allocated according to your instructions. (See Data pages, Part C; Allocation Restrictions)

CONTRIBUTION LIMITS (SEE SECTION 3.02): Initial Contribution minimum: $25,000. Subsequent Contribution minimum: $1,000. Subsequent Contributions can be made at any time up until the Annuitant attains age 79. We may refuse to accept any Contribution if the sum of all Contributions under your Certificate would then total more than $1,500,000. We reserve the right to limit aggregate Contributions made after the first Contract Year to 150% of first year Contributions. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

TRANSFER RULES (SEE SECTION 4.02): Transfers among Investment Options may be made at any time during the Contract Year. (See Data Pages, Part C)

                                                      Data page 3

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Options the Lump Sum Withdrawal and any withdrawal charge will be taken; Systematic Withdrawals - Unless you specify otherwise, Systematic Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Minimum Distribution Withdrawals - May be elected in the year in which you attain age 70 1/2 or at a later date. Minimum Distribution Withdrawals will be made annually.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $1,000; Systematic Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

                                                      Data page 4

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The Annuity Account Value, or, if greater, the Guaranteed Minimum Death Benefit defined below.

Guaranteed Minimum Death Benefit

[ONLY APPLICABLE FOR ANNUITANT ISSUE AGES 20 THROUGH 75 IF THE CONTRACT OWNER ELECTS THIS BENEFIT]
6% to Age 80 Roll Up - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the Guaranteed Minimum Death Benefit is credited with interest at 6% (4% for amounts in the Alliance Money Market Fund and the Guarantee Periods) on each Contract Date anniversary through your age 80 (or at your death if earlier), and 0% thereafter, and is adjusted for any subsequent Contributions and withdrawals. [APPLICABLE IF SPECIAL DOLLAR COST AVERAGING IS ELECTED] The Guaranteed Minimum Death Benefit interest rate applicable to amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program will be 6%.

[APPLICABLE FOR ANNUITANT ISSUE AGES 76 THROUGH 78]
4% to Age 85 Roll Up - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the Guaranteed Minimum Death Benefit is credited with interest at 4% on each Contract Date anniversary through your age 85 (or at your death if earlier), and 0% thereafter, and is adjusted for any subsequent Contributions and withdrawals.

Your current Guaranteed Minimum Death Benefit will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in any Contract Year is 6% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 6% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction to occur.

[ONLY APPLICABLE FOR ANNUITANT ISSUE AGES 20 THROUGH 75 IF THE CONTRACT OWNER ELECTS THIS BENEFIT]
Annual Ratchet to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the Guaranteed Minimum Death Benefit is reset through your age 80, to the Annuity Account Value on a Contract Date anniversary if higher than the current Guaranteed Minimum Death Benefit, and is adjusted for any subsequent Contributions and withdrawals.

Each withdrawal will cause a reduction in your current Guaranteed Minimum Death Benefit on a pro rata basis.

[IF A SUCCESSOR OWNER/ANNUITANT IS ELECTED]
On the Processing Date following your death, if the successor Owner/Annuitant election is in effect at your death, the Guaranteed Minimum Death Benefit will be reset at the greater of the then current Guaranteed Minimum Death Benefit and the then current Annuity Account Value. In determining whether the Guaranteed Minimum Death Benefit will continue to grow, we will use the age (as of the Processing Date) of the successor Owner/Annuitant.

                                                      Data page 5

NORMAL FORM OF ANNUITY (SEE SECTION 7.04): Life Annuity 10 Year Period Certain

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be the Annuity Account Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

WITHDRAWAL CHARGES: None

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

    (a) Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Charge: For providing the Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit, we will deduct annually on each Processing Date an amount equal to 0.30% of the Guaranteed Minimum Income Benefit benefit base in effect on such Processing Date. 0.30% is the maximum we will charge.

    (b) Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

The above charges will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of the charges will be deducted from the Annuity Account Value with respect to the Guarantee Periods in order of the earliest Expiration Date(s) first.

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03):  Unlimited

                                                      Data page 6

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):[*]

Mortality and Expense Risks Charge:
                Current and Maximum         Annual rate of 1.10% (equivalent to
                                            a daily rate of 0.003032%).

Administration Charge:
                Current and Maximum         Annual rate of 0.25% (equivalent to
                                            a daily rate of 0.000692%). We
                                            reserve the right to increase this
                                            charge to an annual rate of 0.35%.

Distribution Charge:
                Current and Maximum         Annual rate of 0.25% (equivalent to
                                            a daily rate of 0.000695%)


[* These charges will not apply under the Special Dollar Cost Averaging program.]

                                                      Data page 7

PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE
          TO MARKET VALUE ADJUSTMENT TERMS (MVA ENDORSEMENT).

ALLOCATION RESTRICTIONS (SEE SECTION 3.01): If you are age 76 or older, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the February 15th immediately following the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): If no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the earliest Expiration Date.

GUARANTEED MINIMUM INCOME BENEFIT (SEE ITEM 1 OF MVA ENDORSEMENT): You may apply your Annuity Account Value during the period of time indicated below to purchase a minimum amount of guaranteed lifetime income under our Income Manager (Life Annuity with a Period Certain) payout annuity certificate. The Income Manager (Life Annuity with a Period Certain) payout annuity certificate provides payments during a period certain with payments continuing for life thereafter.

The period certain is based on your age at the time the Income Manager (Life Annuity with a Period Certain) is elected. The period certain is 10 years for ages 60 through 75; 9 years for age 76; 8 years for age 77; and 7 years for ages 78 through 83.

[APPLICABLE FOR ANNUITANT ISSUE AGES 76 THROUGH 78]
The period certain is 90 less your age at election.

[APPLICABLE FOR ANNUITANT ISSUE AGES 20 THROUGH 44]
The Guaranteed Minimum Income Benefit is available only if it is exercised following the 15th or later Contract Date anniversary under this Certificate.

[APPLICABLE FOR ANNUITANT ISSUE AGES 45 THROUGH 75]
The Guaranteed Minimum Income Benefit is available only if it is exercised within 30 days following the seventh or later Contract Date anniversary under this Certificate. However, it may not be exercised earlier than your age 60, nor later than your age 83.

[APPLICABLE FOR ANNUITANT ISSUE AGES 76 THROUGH 78]
The Guaranteed Minimum Income Benefit is available only if it is exercised within 30 days following the 7th or later Contract Date anniversary under this Certificate. However, it may not be exercised later than your age 90.

On the Transaction Date that you exercise your Guaranteed Minimum Income Benefit, the lifetime income that will be provided under the Income Manager (Life Annuity with a Period Certain) will be the greater of (i) your Guaranteed Minimum Income Benefit, and (ii) the amount of income that would be provided by application of your Annuity Account Value as of the Transaction Date at our then current annuity purchase factors.

                                                      Data page 8

[APPLICABLE FOR ANNUITANT ISSUE AGES 20 THROUGH 75]
Guaranteed Minimum Income Benefit Benefit Base - The Guaranteed Minimum Income Benefit benefit base is equal to the initial Contribution on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited with interest at 6% (4% for amounts in the Alliance Money Market Fund and Guarantee Periods) on each Contract Date anniversary through your age 80, and 0% thereafter, and is adjusted for any subsequent Contributions and withdrawals. [APPLICABLE IF SPECIAL DOLLAR COST AVERAGING IS ELECTED] The Guaranteed Minimum Income Benefit benefit base interest applicable to amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program will be 6%.

[APPLICABLE FOR ANNUITANT ISSUE AGES 76 THROUGH 78]
Guaranteed Minimum Income Benefit Benefit Base - The Guaranteed Minimum Income Benefit benefit base is equal to the initial Contribution on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited with interest at 4% on each Contract Date anniversary through your age 80, and 0% thereafter, and is adjusted for any subsequent Contributions and withdrawals.

Your Guaranteed Minimum Income Benefit benefit base is applied to guaranteed minimum annuity purchase factors to determine the Guaranteed Minimum Income Benefit. The guaranteed minimum annuity purchase factors are based on (i) interest at 2.5% if the Guaranteed Minimum Income Benefit is exercised within 30 days following a Contract Date anniversary in years 7 through 9 and at 3% if exercised within 30 days following the 10th or later Contract Date anniversary and (ii) mortality tables that assume increasing longevity. See the attached table.

Your Guaranteed Minimum Income Benefit benefit base does not create an Annuity Account Value or a Cash Value and is used solely for purposes of calculating your Guaranteed Minimum Income Benefit.

Your current Guaranteed Minimum Income Benefit benefit base will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in any Contract Year is 6% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 6% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro-rata reduction to occur.

[IF A SUCCESSOR OWNER/ANNUITANT IS ELECTED]
If the successor Owner/Annuitant election is in effect at your death, the Guaranteed Minimum Income Benefit will continue to be available on Contract Date anniversaries based on the Contract Date of this Certificate, provided the Guaranteed Minimum Income Benefit is exercise as specified above based on the age of the successor Owner/Annuitant.

                                                      Data page 9

MARKET VALUE ADJUSTMENT (MVA) ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

TRANSFER RULES (SEE SECTION 4.02): Transfers may not be made to a Guarantee Period maturing in the current calendar year. Guarantee Periods to which transfers may be made are limited based on your attained age (see Allocation Restrictions above).

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%.

The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right to add up to 0.25% to such current rate percentage.

SEPARATE ACCOUNT (SEE ITEM 5 OF THE MVA ENDORSEMENT): The portion of the assets of Separate Account No. 46 equal to the reserves and other contract liabilities will not be chargeable with liabilities which arise out of any other business we conduct.

                                                      Data page 10

                       GUARANTEED MINIMUM INCOME BENEFIT
                      TABLE OF GUARANTEED MINIMUM ANNUITY
                               PURCHASE FACTORS
            FOR INITIAL LEVEL ANNUAL INCOME (10 YEAR FIXED PERIOD)
                              SINGLE LIFE - MALE


                             PURCHASE FACTORS            PURCHASE FACTORS
                             ON CONTRACT DATE            ON CONTRACT DATE
    ELECTION AGE           ANNIVERSARIES 7 TO 9     ANNIVERSARIES 10 AND LATER
    ------------           --------------------     --------------------------
         60                        5.12%                       5.47%
         61                        5.22                        5.58
         62                        5.34                        5.69
         63                        5.45                        5.81
         64                        5.58                        5.93
         65                        5.70                        6.06
         66                        5.84                        6.19
         67                        5.98                        6.33
         68                        6.13                        6.48
         69                        6.28                        6.63
         70                        6.44                        6.79
         71                        6.60                        6.95
         72                        6.77                        7.12
         73                        6.95                        7.29
         74                        7.13                        7.47
         75                        7.32                        7.66
         76                        7.51                        7.85
         77                        7.72                        8.05
         78                        7.92                        8.26
         79                        8.14                        8.47
         80                        8.36                        8.69
         81                        8.80                        9.13
         82                        9.30                        9.63
         83                        9.85                       10.19


         Interest Basis:  2.5% on Contract Date anniversaries 7 through 9 and 3%
                          on Contract Date anniversaries 10 and later
                          Non-participating

         Mortality:       1983 Individual Annuity Mortality Table "a" for [Male]
                          projected with modified Scale G.

Factors required for annuity forms not shown in the above table will be calculated by us on the same actuarial basis.

                                                      Data page 11

                                                       ACCUMULATOR SELECT (IRA)
                                  GUARANTEED MINIMUM DEATH BENEFIT ONLY BENEFIT


                                     DATA


PART A -- THIS PART LISTS YOUR PERSONAL DATA.


OWNER:      JOHN DOE

ANNUITANT:  JOHN DOE                                  Age: 60   Sex: Male

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 7625

CERTIFICATE NUMBER:  00000

     ENDORSEMENTS ATTACHED:  Endorsement Applicable to Non-Qualified
                             Certificates
                             Endorsement Applicable to Market Value Adjustment Terms
                             Rider to Endorsement Applicable to Market Value Adjustment Terms

     ISSUE DATE:     May 1, 1997

     CONTRACT DATE:  May 1, 1997

ANNUITY COMMENCEMENT DATE:  August 22, 2027

     THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.
     The Annuity Commencement Date may not be later than the Processing Date which follows the Annuitant's 90th birthday.

BENEFICIARY:  JANE DOE

SUCCESSOR OWNER/ANNUITANT:  JANE DOE

                                                      Data page 1

PART B -- THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.
INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):    $25,000.00
INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.

INVESTMENT OPTIONS                                ALLOCATION (SEE SECTION 3.01)
------------------                                -----------------------------

o  EQ/PUTNAM GROWTH & INCOME FUND
o  EQ/PUTNAM INVESTORS GROWTH FUND
o  EQ/PUTNAM INTERNATIONAL EQUITY FUND
o  MFS RESEARCH FUND
o  MFS EMERGING GROWTH COMPANIES FUND
o  ALLIANCE MONEY MARKET FUND
o  ALLIANCE HIGH YIELD FUND
o  ALLIANCE COMMON STOCK FUND
o  ALLIANCE AGGRESSIVE STOCK FUND
o  ALLIANCE SMALL CAP GROWTH FUND
o  GUARANTEE PERIODS (CLASS I)

     EXPIRATION DATE AND GUARANTEED RATE

     FEBRUARY 15, 1998
     FEBRUARY 15, 1999
     FEBRUARY 15, 2000
     FEBRUARY 15, 2001
     FEBRUARY 15, 2002
     FEBRUARY 15, 2003
     FEBRUARY 15, 2004
     FEBRUARY 15, 2005
     FEBRUARY 15, 2006
     FEBRUARY 15, 2007
                                                  ----------------------
                                                  TOTAL:      $25,000.00


Investment Options shown are Investment Funds of our Separate Account No. 49 and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

                                                      Data page 2

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01):    Not available under this
                                                   Certificate

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): (See Data pages, Part C; Allocation Restrictions)

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Except as indicated below, your initial and any subsequent Contributions are allocated according to your instructions.

If you select Principal Assurance a portion of your initial Contribution is allocated by us to a Guarantee Period you have selected. The remaining portion of your initial Contribution is allocated to the Investment Funds according to your instructions. Any subsequent Contributions will be allocated according to your instructions. (See Data pages, Part C; Allocation Restrictions)

[APPLICABLE IF SPECIAL DOLLAR COST AVERAGING IS ELECTED]
Under the Special Dollar Cost Averaging program your initial Contribution is allocated by us to the Alliance Money Market Fund. Thereafter, amounts will be transferred monthly over a twelve month period from the Alliance Money Market Fund to the other Investment Funds based on the percentages you selected. Any subsequent Contributions will be allocated according to your instructions. (See Data pages, Part C; Allocation Restrictions)

CONTRIBUTION LIMITS (SEE SECTION 3.02): Initial Contribution minimum: $25,000. Subsequent Contribution minimum: $1,000. Subsequent Contributions can be made at any time up until the Annuitant attains age 79. We may refuse to accept any Contribution if the sum of all Contributions under your Certificate would then total more than $1,500,000. We reserve the right to limit aggregate Contributions made after the first Contract Year to 150% of first year Contributions. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

TRANSFER RULES (SEE SECTION 4.02): Transfers among Investment Options may be made at any time during the Contract Year.

                                                      Data page 3

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Options the Lump Sum Withdrawal and any withdrawal charge will be taken; Systematic Withdrawals - Unless you specify otherwise, Systematic Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Minimum Distribution Withdrawals - May be elected in the year in which you attain age 70 1/2 or at a later date. Minimum Distribution Withdrawals will be made annually.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $1,000; Systematic Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

                                                      Data page 4

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The Annuity Account Value, or, if greater, the Guaranteed Minimum Death Benefit defined below.

Guaranteed Minimum Death Benefit

[ONLY APPLICABLE FOR ANNUITANT ISSUE AGES 20 THROUGH 78 IF THE CONTRACT OWNER ELECTS THIS BENEFIT]
6% to Age 80 Roll Up - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the Guaranteed Minimum Death Benefit is credited with interest at 6% (4% for amounts in the Alliance Money Market Fund and the Guarantee Periods) on each Contract Date anniversary through your age 80 (or at your death if earlier), and 0% thereafter, and is adjusted for any subsequent Contributions and withdrawals. [APPLICABLE IF SPECIAL DOLLAR COST AVERAGING IS ELECTED]The Guaranteed Minimum Death Benefit interest rate applicable to amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program will be 6%.

Your current Guaranteed Minimum Death Benefit will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in any Contract Year is 6% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 6% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction to occur.

[ONLY APPLICABLE FOR ANNUITANT ISSUE AGES 20 THROUGH 78 IF THE CONTRACT OWNER ELECTS THIS BENEFIT]
Annual Ratchet to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the Guaranteed Minimum Death Benefit is reset through your age 80, to the Annuity Account Value on a Contract Date anniversary if higher than the current Guaranteed Minimum Death Benefit, and is adjusted for any subsequent Contributions and withdrawals.

Each withdrawal will cause a reduction in your current Guaranteed Minimum Death Benefit on a pro rata basis.

[IF A SUCCESSOR OWNER/ANNUITANT IS ELECTED]
On the Processing Date following your death, if the successor Owner/Annuitant election is in effect at your death, the Guaranteed Minimum Death Benefit will be reset at the greater of the then current Guaranteed Minimum Death Benefit and the then current Annuity Account Value. In determining whether the Guaranteed Minimum Death Benefit will continue to grow, we will use the age (as of the Processing Date) of the successor Owner/Annuitant.

                                                      Data page 5

NORMAL FORM OF ANNUITY (SEE SECTION 7.04): Life Annuity 10 Year Period Certain

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be the Annuity Account Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

WITHDRAWAL CHARGES: None

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

The above charge will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of the charge will be deducted from the Annuity Account Value with respect to the Guarantee Periods in order of the earliest Expiration Date(s) first.

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03): Unlimited

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):[*]

Mortality and Expense Risks Charge:
                Current and Maximum         Annual rate of 1.10% (equivalent to
                                            a daily rate of 0.003032%).

Administration Charge:
                Current and Maximum         Annual rate of 0.25% (equivalent to
                                            a daily rate of 0.000695%). We
                                            reserve the right to increase this
                                            charge to an annual rate of 0.35%.

Distribution Charge:
                Current and Maximum         Annual rate of 0.25% (equivalent to
                                            a daily rate of 0.000695%)


[* These charges will not apply under the Special Dollar Cost Averaging program.]

                                                      Data page 6

PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE
          TO MARKET VALUE ADJUSTMENT TERMS (MVA ENDORSEMENT).

ALLOCATION RESTRICTIONS (SEE SECTION 3.01): If the Annuitant is age 76 or older, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the February 15th immediately following the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): If no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT (MVA) ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

TRANSFER RULES (SEE SECTION 4.02): Transfers may not be made to a Guarantee Period maturing in the current calendar year. Guarantee Periods to which transfers may be made are limited based on your attained age (see Allocation Restrictions above).

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%.

The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right to add up to 0.25% to such current rate percentage.

SEPARATE ACCOUNT (SEE ITEM 5 OF THE MVA ENDORSEMENT): The portion of the assets of Separate Account No. 46 equal to the reserves and other contract liabilities will not be chargeable with liabilities which arise out of any other business we conduct.

                                                      Data page 7

                                                        ACCUMULATOR SELECT (NQ)
                                      COMBINED GUARANTEED MINIMUM DEATH BENEFIT
                                          AND GUARANTEED MINIMUM INCOME BENEFIT


                                     DATA


PART A -- THIS PART LISTS YOUR PERSONAL DATA.


OWNER:      JOHN DOE

ANNUITANT:  JOHN DOE                                  Age: 60   Sex: Male

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 7625

CERTIFICATE NUMBER:  00000

     ENDORSEMENTS ATTACHED:  Minimum Income Benefit Endorsement
                             Endorsement Applicable to Non-Qualified
                             Certificates
                             Endorsement Applicable to Market Value Adjustment Terms
                             Rider to Endorsement Applicable to Market Value Adjustment Terms

     ISSUE DATE:     May 1, 1997

     CONTRACT DATE:  May 1, 1997

ANNUITY COMMENCEMENT DATE:  August 22, 2027

     THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.
     The Annuity Commencement Date may not be later than the Processing Date which follows the Annuitant's 90th birthday.

BENEFICIARY:  JANE DOE

SUCCESSOR OWNER/ANNUITANT:  JANE DOE

                                                      Data page 1

PART B -- THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE. INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02): $25,000.00
INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.

INVESTMENT OPTIONS                                ALLOCATION (SEE SECTION 3.01)
------------------                                -----------------------------

o  EQ/PUTNAM GROWTH & INCOME FUND
o  EQ/PUTNAM INVESTORS GROWTH FUND
o  EQ/PUTNAM INTERNATIONAL EQUITY FUND
o  MFS RESEARCH FUND
o  MFS EMERGING GROWTH COMPANIES FUND
o  ALLIANCE MONEY MARKET FUND
o  ALLIANCE HIGH YIELD FUND
o  ALLIANCE COMMON STOCK FUND
o  ALLIANCE AGGRESSIVE STOCK FUND
o  ALLIANCE SMALL CAP GROWTH FUND
o  GUARANTEE PERIODS (CLASS I)

     EXPIRATION DATE AND GUARANTEED RATE

     FEBRUARY 15, 1998
     FEBRUARY 15, 1999
     FEBRUARY 15, 2000
     FEBRUARY 15, 2001
     FEBRUARY 15, 2002
     FEBRUARY 15, 2003
     FEBRUARY 15, 2004
     FEBRUARY 15, 2005
     FEBRUARY 15, 2006
     FEBRUARY 15, 2007
                                                  ---------------------
                                                  TOTAL:     $25,000.00


Investment Options shown are Investment Funds of our Separate Account No. 49 and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

                                                      Data page 2

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01):    Not available under this
                                                   Certificate

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): (See Data pages, Part C; Allocation Restrictions)

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Except as indicated below, your initial and any subsequent Contributions are allocated according to your instructions.

If you select Principal Assurance a portion of your initial Contribution is allocated by us to a Guarantee Period you have selected. The remaining portion of your initial Contribution is allocated to the Investment Funds according to your instructions. Any subsequent Contributions will be allocated according to your instructions. (See Data pages, Part C; Allocation Restrictions)

[APPLICABLE IF SPECIAL DOLLAR COST AVERAGING IS ELECTED]
Under the Special Dollar Cost Averaging program your initial Contribution is allocated by us to the Alliance Money Market Fund. Thereafter, amounts will be transferred monthly over a twelve month period from the Alliance Money Market Fund to the other Investment Funds based on the percentages you selected. Any subsequent Contributions will be allocated according to your instructions. (See Data pages, Part C; Allocation Restrictions)

CONTRIBUTION LIMITS (SEE SECTION 3.02): Initial Contribution minimum: $25,000. Subsequent Contribution minimum: $1,000. Subsequent Contributions can be made at any time up until the Annuitant attains age 84. We may refuse to accept any Contribution if the sum of all Contributions under your Certificate would then total more than $1,500,000. We reserve the right to limit aggregate Contributions made after the first Contract Year to 150% of first year Contributions. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

TRANSFER RULES (SEE SECTION 4.02): Transfers among Investment Options may be made at any time during the Contract Year.

                                                      Data page 3

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Options the Lump Sum Withdrawal and any withdrawal charge will be taken; Systematic Withdrawals - Unless you specify otherwise, Systematic Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Systematic Withdrawals - May not start sooner than 28 days after issue of this Certificate. You may elect to receive Systematic Withdrawals on a monthly, quarterly or annual basis subject to a maximum of 1.2% monthly, 3.6% quarterly and 15.0% annually of the Annuity Account Value as of the Transaction Date.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $1,000; Systematic Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

                                                      Data page 4

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The Annuity Account Value, or, if greater, the Guaranteed Minimum Death Benefit defined below.

Guaranteed Minimum Death Benefit

[ONLY APPLICABLE FOR ANNUITANT ISSUE AGES 20 THROUGH 75 IF THE CONTRACT OWNER ELECTS THIS BENEFIT]
6% to Age 80 Roll Up - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the Guaranteed Minimum Death Benefit is credited with interest at 6% (4% for amounts in the Alliance Money Market Fund and the Guarantee Periods) on each Contract Date anniversary through the Annuitant's age 80 (or at the Annuitant's death if earlier), and 0% thereafter, and is adjusted for any subsequent Contributions and withdrawals. [APPLICABLE IF SPECIAL DOLLAR COST AVERAGING IS ELECTED] The Guaranteed Minimum Death Benefit interest rate applicable to amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program will be 6%.

[APPLICABLE FOR ANNUITANT ISSUE AGES 76 THROUGH 83]
4% to Age 85 Roll Up - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the Guaranteed Minimum Death Benefit is credited with interest at 4% on each Contract Date anniversary through the Annuitant's age 85 (or at the Annuitant's death if earlier), and 0% thereafter, and is adjusted for any subsequent contributions and withdrawals.

Your current Guaranteed Minimum Death Benefit will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in any Contract Year is 6% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 6% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction to occur.

[ONLY APPLICABLE FOR ANNUITANT ISSUE AGES 20 THROUGH 75 IF THE CONTRACT OWNER ELECTS THIS BENEFIT]
Annual Ratchet to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the Guaranteed Minimum Death Benefit is reset through the Annuitant's age 80, to the Annuity Account Value on a Contract Date anniversary if higher than the current Guaranteed Minimum Death Benefit, and is adjusted for any subsequent Contributions and withdrawals.

Each withdrawal will cause a reduction in your current Guaranteed Minimum Death Benefit on a pro rata basis.

[IF SUCCESSOR OWNER/ANNUITANT IS ELECTED]
On the Processing Date following your death, if the successor Owner/Annuitant election is in effect at your death, the Guaranteed Minimum Death Benefit will be reset at the greater of the then current Guaranteed Minimum Death Benefit and the then current Annuity Account Value. In determining whether the Guaranteed Minimum Death Benefit will continue to grow, we will use the age (as of the Processing Date) of the successor Owner/Annuitant.

                                                      Data page 5

NORMAL FORM OF ANNUITY (SEE SECTION 7.04):  Life Annuity 10 Year Period Certain

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be the Annuity Account Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

                                                      Data page 6

GUARANTEED MINIMUM INCOME BENEFIT (SEE SECTION 7.08): You may apply your Annuity Account Value during the period of time indicated below to purchase a minimum amount of guaranteed lifetime income under our Income Manager (Life Annuity with a Period Certain) payout annuity certificate. The Income Manager (Life Annuity with a Period Certain) provides payments during a period certain with payments continuing for life thereafter.

The period certain is based on the Annuitant's age at the time the Income Manager (Life Annuity with a Period Certain) is elected. The period certain is 10 years for Annuitant ages 60 through 80; 9 years for Annuitant age 81; 8 years for Annuitant age 82; and 7 years for Annuitant age 83.

[APPLICABLE FOR ANNUITANT ISSUE AGES 76 THROUGH 83]
The period certain will be 90 less the Annuitant's age at election.

[APPLICABLE FOR ANNUITANT ISSUE AGES 20 THROUGH 44]
The Guaranteed Minimum Income Benefit is available only if it is exercised following the 15th or later Contract Date anniversary under this Certificate.

[APPLICABLE FOR ANNUITANT ISSUE AGES 45 THROUGH 75]
The Guaranteed Minimum Income Benefit is available only if it is exercised within 30 days following the seventh or later Contract Date anniversary under this Certificate. However, it may not be exercised earlier than the Annuitant's age 60, nor later than the Annuitant's age 83.

[APPLICABLE FOR ANNUITANT ISSUE AGES 76 THROUGH 83]
The Guaranteed Minimum Income Benefit is available only if it is exercised within 30 days following the 7th or later Contract Date anniversary under this Certificate. However, it may not be exercised later than the Annuitant's age 90.

On the Transaction Date that you exercise your Guaranteed Minimum Income Benefit, the lifetime income that will be provided under the Income Manager (Life Annuity with a Period Certain) will be the greater of (i) your Guaranteed Minimum Income Benefit, and (ii) the amount of income that would be provided by application of your Annuity Account Value as of the Transaction Date at our then current annuity purchase factors.

[APPLICABLE FOR ANNUITANT ISSUE AGES 20 THROUGH 75]
Guaranteed Minimum Income Benefit Benefit Base - The Guaranteed Minimum Income Benefit benefit base is equal to the initial contribution on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited with interest at 6% (4% for amounts in the Alliance Money Market Fund and Guarantee Periods) on each Contract Date anniversary through the Annuitant's age 80, and 0% thereafter, and is adjusted for any subsequent Contributions and withdrawals. [APPLICABLE IF SPECIAL DOLLAR COST AVERAGING IS ELECTED] The Guaranteed Minimum Income Benefit benefit base interest applicable to amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program will be 6%.

                                                      Data page 7

[APPLICABLE FOR ANNUITANT ISSUE AGES 76 THROUGH 83]
Guaranteed Minimum Income Benefit Benefit Base - The Guaranteed Minimum Income Benefit benefit base is equal to the initial Contribution on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited with interest at 4% on each Contract Date anniversary through the Annuitant's age 80, and 0% thereafter, and is adjusted for any subsequent Contributions and withdrawals.

Your Guaranteed Minimum Income Benefit benefit base is applied to guaranteed minimum annuity purchase factors to determine the Guaranteed Minimum Income Benefit. The guaranteed minimum annuity purchase factors are based on (i) interest at 2.5% if the Guaranteed Minimum Income Benefit is exercised within 30 days following a Contract Date anniversary in years 7 through 9 and at 3% if exercised within 30 days following the 10th or later Contract Date anniversary and (ii) mortality tables that assume increasing longevity. See the attached table.

Your Guaranteed Minimum Income Benefit benefit base does not create an Annuity Account Value or a Cash Value and is used solely for purposes of calculating your Guaranteed Minimum Income Benefit.

Your current Guaranteed Minimum Income Benefit benefit base will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in any Contract Year is 6% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 6% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction to occur.

[IF A SUCCESSOR OWNER/ANNUITANT IS ELECTED]
If the successor Owner/Annuitant election is in effect at your death, the Guaranteed Minimum Income Benefit will continue to be available on Contract Date anniversaries based on the Contract Date of this Certificate, provided the Guaranteed Minimum Income Benefit is exercise as specified above based on the age of the successor Owner/Annuitant.

WITHDRAWAL CHARGES: None

                                                      Data page 8

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

    (a) Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Charge: For providing the Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit we will deduct annually on each Processing Date an amount equal to 0.30% of the Guaranteed Minimum Income Benefit benefit base in effect on such Processing Date. 0.30% is the maximum we will charge.

    (b) Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

The above charges will always be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of the charges will be deducted from the Annuity Account Value with respect to the Guarantee Periods in order of the earliest Expiration Date(s) first.

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03):  Unlimited

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):[*]

Mortality and Expense Risks Charge:
                Current and Maximum         Annual rate of 1.10% (equivalent to
                                            a daily rate of 0.003032%).

Administration Charge:
                Current and Maximum         Annual rate of 0.25% (equivalent to
                                            a daily rate of 0.000692%). We
                                            reserve the right to increase this
                                            charge to an annual rate of 0.35%.

Distribution Charge:
                Current and Maximum         Annual rate of 0.25% (equivalent to
                                            a daily rate of 0.000695%)


[* These charges will not apply under the Special Dollar Cost Averaging program.]

                                                      Data page 9

PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE
          TO MARKET VALUE ADJUSTMENT TERMS (MVA ENDORSEMENT).

ALLOCATION RESTRICTIONS (SEE SECTION 3.01): If the Annuitant is age 76 or older, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the February 15th immediately following the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): If no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT (MVA) ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

TRANSFER RULES (SEE SECTION 4.02): Transfers may not be made to a Guarantee Period maturing in the current calendar year. Guarantee Periods to which transfers may be made are limited based on your attained age (see Allocation Restrictions above).

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%.

The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right to add up to 0.25% to such current rate percentage.

SEPARATE ACCOUNT (SEE ITEM 5 OF THE MVA ENDORSEMENT): The portion of the assets of Separate Account No. 46 equal to the reserves and other contract liabilities will not be chargeable with liabilities which arise out of any other business we conduct.

                                                      Data page 10

                       GUARANTEED MINIMUM INCOME BENEFIT
                      TABLE OF GUARANTEED MINIMUM ANNUITY
                               PURCHASE FACTORS
            FOR INITIAL LEVEL ANNUAL INCOME (10 YEAR FIXED PERIOD)
                              SINGLE LIFE - MALE


                            PURCHASE FACTORS             PURCHASE FACTORS
                            ON CONTRACT DATE             ON CONTRACT DATE
     ELECTION AGE          ANNIVERSARIES 7 TO 9      ANNIVERSARIES 10 AND LATER
     ------------          --------------------      --------------------------
         60                        5.12%                        5.47%
         61                        5.22                         5.58
         62                        5.34                         5.69
         63                        5.45                         5.81
         64                        5.58                         5.93
         65                        5.70                         6.06
         66                        5.84                         6.19
         67                        5.98                         6.33
         68                        6.13                         6.48
         69                        6.28                         6.63
         70                        6.44                         6.79
         71                        6.60                         6.95
         72                        6.77                         7.12
         73                        6.95                         7.29
         74                        7.13                         7.47
         75                        7.32                         7.66
         76                        7.51                         7.85
         77                        7.72                         8.05
         78                        7.92                         8.26
         79                        8.14                         8.47
         80                        8.36                         8.69
         81                        8.80                         9.13
         82                        9.30                         9.63
         83                        9.85                        10.19


         Interest Basis:  2.5% on Contract Date anniversaries 7 through 9 and 3%
                          on Contract Date anniversaries 10 and later
                          Non-participating
         Mortality:       1983 Individual Annuity Mortality Table "a" for [Male]
                          projected with modified Scale G.

Factors required for annuity forms not shown in the above table will be calculated by us on the same actuarial basis.

                                                      Data page 11

                                                        ACCUMULATOR SELECT (NQ)
                                  GUARANTEED MINIMUM DEATH BENEFIT ONLY BENEFIT


                                     DATA


PART A -- THIS PART LISTS YOUR PERSONAL DATA.


OWNER:      JOHN DOE

ANNUITANT:  JOHN DOE                                  Age: 60   Sex: Male

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 7625

CERTIFICATE NUMBER:  00000

     ENDORSEMENTS ATTACHED:  Endorsement Applicable to Non-Qualified
                             Certificates
                             Endorsement Applicable to Market Value Adjustment Terms
                             Rider to Endorsement Applicable to Market Value Adjustment Terms

     ISSUE DATE:     May 1, 1997

     CONTRACT DATE:  May 1, 1997

ANNUITY COMMENCEMENT DATE: August 22, 2027

     THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.
     The Annuity Commencement Date may not be later than the Processing Date which follows the Annuitant's 90th birthday.

BENEFICIARY:  JANE DOE

SUCCESSOR OWNER/ANNUITANT: JANE DOE

                                                      Data page 1

PART B -- THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE. INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02): $25,000.00
INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.

INVESTMENT OPTIONS                                ALLOCATION (SEE SECTION 3.01)
------------------                                -----------------------------

o  EQ/PUTNAM GROWTH & INCOME FUND
o  EQ/PUTNAM INVESTORS GROWTH FUND
o  EQ/PUTNAM INTERNATIONAL EQUITY FUND
o  MFS RESEARCH FUND
o  MFS EMERGING GROWTH COMPANIES FUND
o  ALLIANCE MONEY MARKET FUND
o  ALLIANCE HIGH YIELD FUND
o  ALLIANCE COMMON STOCK FUND
o  ALLIANCE AGGRESSIVE STOCK FUND
o  ALLIANCE SMALL CAP GROWTH FUND
o  GUARANTEE PERIODS (CLASS I)

     EXPIRATION DATE AND GUARANTEED RATE

     FEBRUARY 15, 1998
     FEBRUARY 15, 1999
     FEBRUARY 15, 2000
     FEBRUARY 15, 2001
     FEBRUARY 15, 2002
     FEBRUARY 15, 2003
     FEBRUARY 15, 2004
     FEBRUARY 15, 2005
     FEBRUARY 15, 2006
     FEBRUARY 15, 2007
                                                  ---------------------
                                                  TOTAL:     $25,000.00


Investment Options shown are Investment Funds of our Separate Account No. 49 and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

                                                      Data page 2

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01):    Not available under this
                                                   Certificate

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): (See Data pages, Part C; Allocation Restrictions)

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Except as indicated below, your initial and any subsequent Contributions are allocated according to your instructions.

If you select Principal Assurance a portion of your initial Contribution is allocated by us to a Guarantee Period you have selected. The remaining portion of your initial Contribution is allocated to the Investment Funds according to your instructions. Any subsequent Contributions will be allocated according to your instructions. (See Data pages, Part C; Allocation Restrictions)

[APPLICABLE IF SPECIAL DOLLAR COST AVERAGING IS ELECTED]
Under the Special Dollar Cost Averaging program your initial Contribution is allocated by us to the Alliance Money Market Fund. Thereafter, amounts will be transferred monthly over a twelve month period from the Alliance Money Market Fund to the other Investment Funds based on the percentages you selected. Any subsequent Contributions will be allocated according to your instructions. (See Data pages, Part C; Allocation Restrictions)

CONTRIBUTION LIMITS (SEE SECTION 3.02): Initial Contribution minimum: $25,000. Subsequent Contribution minimum: $1,000. Subsequent Contributions can be made at any time up until the Annuitant attains age 84. We may refuse to accept any Contribution if the sum of all Contributions under your Certificate would then total more than $1,500,000. We reserve the right to limit aggregate Contributions made after the first Contract Year to 150% of first year Contributions. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

TRANSFER RULES (SEE SECTION 4.02): Transfers among Investment Options may be made at any time during the Contract Year.

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DATA PAGES (CONT'D)


ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Options the Lump Sum Withdrawal and any withdrawal charge will be taken; Systematic Withdrawals - Unless you specify otherwise, Systematic Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Systematic Withdrawals - May not start sooner than 28 days after issue of this Certificate. You may elect to receive Systematic Withdrawals on a monthly, quarterly or annual basis subject to a maximum of 1.2% monthly, 3.6% quarterly and 15.0% annually of the Annuity Account Value as of the Transaction Date.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $1,000; Systematic Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

                                                      Data page 4
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DATA PAGES (CONT'D)


DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The Annuity Account Value, or, if greater, the Guaranteed Minimum Death Benefit defined below.

Guaranteed Minimum Death Benefit

[Only applicable for Annuitant issue ages 20 through 79 if the Contract Owner elects this benefit]
6% to Age 80 Roll Up - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the Guaranteed Minimum Death Benefit is credited with interest at 6% (4% for amounts in the Alliance Money Market Fund and the Guarantee Periods) on each Contract Date anniversary through the Annuitant's age 80 (or at the Annuitant's death if earlier), and 0% thereafter, and is adjusted for any subsequent Contributions and withdrawals. [APPLICABLE IF SPECIAL DOLLAR COST AVERAGING IS ELECTED] The Guaranteed Minimum Death Benefit interest rate applicable to amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program will be 6%.

Your current Guaranteed Minimum Death Benefit will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in any Contract Year is 6% or less of the beginning of year Guaranteed Minimum Death Benefit. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 6% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro-rata reduction to occur.

[Only applicable for Annuitant issue ages 20 through 79 if the Contract Owner elects this benefit]
Annual Ratchet to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the Guaranteed Minimum Death Benefit is reset through the Annuitant's age 80, to the Annuity Account Value on a Contract Date anniversary if higher than the current Guaranteed Minimum Death Benefit, and is adjusted for any subsequent Contributions and withdrawals.

[Applicable for Annuitant issue ages 80 through 83]
On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the initial Contribution is adjusted for any subsequent Contributions and any withdrawals.

Each withdrawal will cause a reduction in your current Guaranteed Minimum Death Benefit on a pro rata basis.

[IF A SUCCESSOR OWNER/ANNUITANT IS ELECTED]
On the Processing Date following your death, if the successor Owner/Annuitant election is in effect at your death, the Guaranteed Minimum Death Benefit will be reset at the greater of the then current Guaranteed Minimum Death Benefit and the then current Annuity Account Value. In determining whether the Guaranteed Minimum Death Benefit will continue to grow, we will use the age (as of the Processing Date) of the successor Owner/Annuitant.

                                                      Data page 5
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DATA PAGES (CONT'D)


NORMAL FORM OF ANNUITY (SEE SECTION 7.04): Life Annuity 10 Year Period Certain

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be the Annuity Account Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

WITHDRAWAL CHARGES: None

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):
Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

The above charge will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of the charge will be deducted from the Annuity Account Value with respect to the Guarantee Periods in order of the earliest Expiration Date(s) first.

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03):  Unlimited

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):[*]

Mortality and Expense Risks Charge:
                Current and Maximum         Annual rate of 1.10% (equivalent to
                                            a daily rate of 0.003032%).

Administration Charge:
                Current and Maximum         Annual rate of 0.25% (equivalent to
                                            a daily rate of 0.000695%). We
                                            reserve the right to increase this
                                            charge to an annual rate of 0.35%.

Distribution Charge:
                Current and Maximum         Annual rate of 0.25% (equivalent to
                                            a daily rate of 0.000695%)


[* These charges will not apply under the Special Dollar Cost Averaging program.]

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DATA PAGES (CONT'D)


PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE
          TO MARKET VALUE ADJUSTMENT TERMS (MVA ENDORSEMENT).

ALLOCATION RESTRICTIONS (SEE SECTION 3.01): If the Annuitant is age 76 or older, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the February 15th immediately following the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): If no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT (MVA) ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

TRANSFER RULES (SEE SECTION 4.02): Transfers may not be made to a Guarantee Period maturing in the current calendar year. Guarantee Periods to which transfers may be made are limited based on your attained age (see Allocation Restrictions above).

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%.

The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right to add up to 0.25% to such current rate percentage.

SEPARATE ACCOUNT (SEE ITEM 5 OF THE MVA ENDORSEMENT): The portion of the assets of Separate Account No. 46 equal to the reserves and other contract liabilities will not be chargeable with liabilities which arise out of any other business we conduct.

                                                      Data page 7